UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) August 14, 2019

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.

1-10764	ENTERGY ARKANSAS, LLC	333-168010-01	ENTERGY ARKANSAS RESTORATION FUNDING, LLC
	(a Texas limited liability company) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000		(a Delaware limited liability company) 425 West Capitol Avenue, 27th Floor Little Rock, Arkansas 72201 (501) 377-5886
	83-1918668		27-2875268

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of Class	Trading Symbol	Name of Each Exchange on Which Registered

Entergy Arkansas, LLC	Mortgage Bonds, 4.90% Series due December 2052	EAB	New York Stock Exchange
	Mortgage Bonds, 4.75% Series due June 2063	EAE	New York Stock Exchange
	Mortgage Bonds, 4.875% Series due September 2066	EAI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01. Other Events
On August 14, 2019, S&P Global Ratings issued a ratings action in which it upgraded the issuer credit rating of Entergy Arkansas, LLC to A- from BBB+.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERGY ARKANSAS, LLC
By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title:    Vice President and Treasurer

Date: September 12, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ENTERGY ARKANSAS RESTORATION FUNDING, LLC
By: /s/ Steven C. McNeal
Name: Steven C. McNeal
Title:    Vice President and Treasurer

Date: September 12, 2019